Secured Term Loan Facilities and Revolving Credit Facility - Schedule of Breakdown of Secured Term Loan Facilities and Total Deferred Financing Costs Split Between Current and Non-Current Liabilities (Detail) - USD ($)
$ in Thousands
	Jun. 30, 2016	Dec. 31, 2015
Current Liability
Current portion of long-term debt	$ (188,873)	$ (61,979)
Less: current portion of deferred financing costs	2,637	2,955
Current portion of secured term loan facility, net of deferred financing costs	(186,236)	(59,024)
Non-Current Liability
Secured term loan facilities net of current portion	(346,063)	(443,315)
Less: non-current portion of deferred financing costs	6,186	7,184
Non-current secured term loan facilities, net of current portion and non-current deferred financing costs	$ (339,877)	$ (436,131)